UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-

SEI Investments Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

SEI INVESTMENTS NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD MAY 25, 2004

SEI INVESTMENTS COMPANY, OAKS, PA 19456-1100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 2004

The Annual Meeting of Shareholders of SEI Investments Company, a Pennsylvania business corporation, will be held at 10:0 0 a.m., local time, Tuesday, May 25, 2004, at 1 Freedom Valley Drive, Oaks, PA 19456-1100, for the following purposes:

1.	To elect three directors with a term expiring at our 2007 Annual Meeting of Shareholders and one director with a term expiring at our 2006 Annual Meeting of Shareholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to examine SEI’s consolidated financial statements for 2004; and

3.	To transact such other business as may properly come before our 2004 Annual Meeting of Shareholders or any adjournments thereof.

Only shareholders of record at the close of business on April 1, 2004 will be entitled to notice of, and to vote at, our 2004 Annual Meeting of Shareholders and any adjournments thereof.

By order of the Board of Directors,

William M. Doran
Secretary, April 26, 2004

Your vote is important. Accordingly, you are asked to complete, sign, and return the accompanying proxy card in the envelope provided, which requires no postage if mailed in the United States.

i

ii

SEI INVESTMENTS COMPANY, OAKS, PA 19456-1100

PROXY STATEMENT

2004 Annual Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SEI Investments Company (“SEI,” “we,” or “our”) of proxies for use at our 2004 Annual Meeting of Shareholders to be held on May 25, 2004 and at any adjournments thereof. Action will be taken at our 2004 Annual Meeting of Shareholders to elect three directors with a term expiring at our 2007 Annual Meeting of Shareholders and one director with a term expiring at our 2006 Annual Meeting of Shareholders; to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent public accountants to examine SEI’s consolidated financial statements for 2004; and to transact such other business as may properly come before our 2004 Annual Meeting of Shareholders and any adjournments thereof. This Proxy Statement, the accompanying proxy card, and our Annual Report for 2003 will be sent to our shareholders on or about April 26, 2004.

Voting at the Meeting
Only the holders of shares of our common stock, par value $.01 per share (“Shares”), of record at the close of business on April 1, 2004 are entitled to vote at our 2004 Annual Meeting of Shareholders. On that date, there were 104,651,981 Shares outstanding and entitled to be voted at our 2004 Annual Meeting of Shareholders. Each holder of Shares entitled to vote will have the right to one vote for each Share outstanding in his or her name on the books of SEI. See “Ownership of Shares” for information regarding the ownership of Shares by directors, nominees, officers and certain shareholders of SEI.

The Shares represented by each properly executed proxy card will be voted in the manner specified by the respective shareholder. If instructions to the contrary are not given, such Shares will be voted FOR the election to our Board of Directors of the nominees listed herein; and FOR the ratification of the appointment of PwC as independent public accountants to examine SEI’s consolidated financial statements for 2004. If any other matters are properly presented for action at the meeting, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Execution of the accompanying proxy card will not affect a shareholder’s right to attend our 2004 Annual Meeting of Shareholders and vote in person. Any shareholder giving a proxy has the right to revoke it by providing written notice of revocation to our Secretary at any time before the proxy is voted. Under the Pennsylvania Business Corporation Law, if a shareholder (including a nominee, broker, or other record owner) records the fact of abstention or fails to vote (including broker nonvotes) either in person or by proxy, such action is not considered a vote cast and will have no effect on the proposals submitted to the shareholders described in this Proxy Statement, but the shareholder will be considered present for purposes of determining a quorum.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members and is divided into three classes: two classes comprising two directors each, and one class comprising three directors. One class is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified, except in the event of death, resignation, or removal of a director. Our Board of Directors, in accordance with the Pennsylvania Business Corporation Law, has determined that, effective at our 2004 Annual Meeting of Shareholders, the number of directors constituting our Board will be increased from seven persons to nine persons by increasing the number of directors in the classes subject to election at our 2004 Annual Meeting of Shareholders whose term will expire at our 2007 Annual Meeting of Shareholders, and the directors whose term will expire at our 2006 Annual Meeting of Shareholders from two to three persons in each case. Consequently, our Board of Directors will consist of three classes of three directors each.

Alfred P. West, Jr. and William M. Doran, each of whom is a current member of our Board of Directors, and Howard D. Ross, have been nominated by our Board of Directors for election as directors in the class of directors subject to election at our 2004 Annual Meeting of Shareholders and whose term will expire at our 2007 Annual Meeting of Shareholders. Thomas W. Smith has been nominated by our Board of Directors for election as an additional director in the class of directors whose term will expire at our 2006 Annual Meeting of Shareholders. The initial source of the recommendation to nominate Mr. Ross as a director was our outside legal counsel, Morgan, Lewis & Bockius LLP. The initial source of the recommendation to nominate Mr. Smith was several members of our Board of Directors, including our Chief Executive Officer.

The election of the four nominees will be made by a plurality of votes cast at our 2004 Annual Meeting of Shareholders. Shares represented by properly executed proxy cards in the accompanying form will be voted for such nominees in the absence of instructions to the contrary. All four nominees have consented to be named and to serve if elected. SEI does not know of anything that would preclude these nominees from serving if elected. If, for any reason, a nominee should become unable or unwilling to stand for election as a director, either the Shares represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as our Board of Directors may recommend or the number of directors to be elected at our 2004 Annual Meeting of Shareholders will be reduced accordingly.

Our Board of Directors unanimously recommends that at our 2004 Annual Meeting of Shareholders the shareholders vote FOR the election of Messrs. West, Doran and Ross to the class of directors whose term expires at our 2007 Annual Meeting of Shareholders, and Mr. Smith to the class of directors whose term expires at our 2006 Annual Meeting of Shareholders.

Set forth below is certain information concerning Messrs. West, Doran, Ross and Smith, and each of the five other current directors whose terms continue after our 2004 Annual Meeting of Shareholders.

NOMINEES FOR ELECTION AT OUR 2004 ANNUAL MEETING OF SHAREHOLDERS WITH TERMS EXPIRING IN 2007:

Alfred P. West, Jr., 61, has been the Chairman of our Board of Directors and our Chief Executive Officer since our inception in 1968. From June 1979 until August 1990, Mr. West also served as our President. He is a member of the Compensation Committee of our Board of Directors.

William M. Doran, 63, has been a director since March 1985 and is a member of the Compensation Committee of our Board of Directors. Mr. Doran is our Secretary and, from October 1976 to October 2003, was a partner in the law firm of Morgan, Lewis & Bockius LLP, Philadelphia, PA, a firm that provides significant legal services to SEI, our subsidiaries and our mutual funds.

Mr. Doran is a trustee of SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Index Funds, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, The Arbor Fund, The Advisors’ Inner Circle Fund, The MDL Funds and Expedition Funds, each of which is an investment company for which our subsidiaries may act as advisor, administrator and/or distributor.

Howard D. Ross, 52, is a partner in LLR Equity Partners, L.P., a $260 million private equity fund, which Mr. Ross co-founded in 1999. From 1985 to 1999, he was a partner at Arthur Andersen LLP, where he was in charge of the firm’s Growth Company Practice in the Greater Philadelphia market. He currently serves on the boards of directors of CyberShift, Inc., excelleRx, Inc., InnaPhase Corporation, Medmark Inc. and Taratec Development Corporation. He was a certified public accountant for over 25 years and was a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Effective upon his election as a member of our Board of Directors, Mr. Ross will become an additional member of the Audit Committee.

NOMINEE FOR ELECTION AT OUR 2004 ANNUAL MEETING OF SHAREHOLDERS WITH A TERM EXPIRING IN 2006:

Thomas W. Smith, 76, founded and has been a partner of Prescott Investors, a private investment firm, since 1973. Mr. Smith has served as a director for a number of companies.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2005:

Henry H. Porter, Jr., 69, has been a director since September 1981. He is the Chairman of our Audit Committee and is a member of the Compensation and Stock Option Committees of our Board of Directors. After having served in financial management positions in two large public companies, since 1980, Mr. Porter has been a private investor and an outside director for a number of financial services organizations. Mr. Porter is a member of the board of directors of Caldwell & Orkin Funds, Inc., which is a registered mutual fund company.

Kathryn M. McCarthy, 55, has been a director since October 1998 and is a member of the Audit and Stock Option Committees of our Board of Directors. She is also an independent consultant and financial advisor. Ms. McCarthy has been a director of the Rockefeller Trust Companies (New York and Delaware) and a member of the Trust Committees of both organizations. From January 2001 to June 2003, she was a Managing Director of Rockefeller & Co., Inc., a wealth management and investment company founded by the Rockefeller family. From February 2000 to August 2002, Ms. McCarthy was the Director of Client Advisory Services and a member of the Management Committee at Rockefeller & Co., Inc. Ms. McCarthy was the President of Marujupu, LLC (a New York-based family office) from November 1996 to June 1999. She was a consultant to Marujupu, LLC on investment and wealth transfer matters from June 1999 to June 2000. From June 1992 to October 1996, Ms. McCarthy was a Senior Financial Counselor and portfolio manager with Rockefeller & Co., Inc., a family office and investment manager.

Sarah W. Blumenstein, 57, has been a director since May 2001 and is a member of the Audit and Stock Option Committees of our Board of Directors. From 1996 to 2002, Ms. Blumenstein was a public member of the Liaison Committee on Medical Education, which accredits all medical schools in the United States and Canada. From 1994 to 2003, Ms. Blumenstein served as a court-appointed Special Advocate for the Juvenile Court of Cook County. Ms. Blumenstein is a member of the board of directors, Fiscal Affairs Committee, and Investment Plan Subcommittee of Lake Forest Hospital. She also serves on the board of Children’s Memorial Institute for Education and Research and on the Women’s Boards of Children’s Memorial Medical Center and Lake Forest College.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2006:

Richard B. Lieb, 56, has been a director since 1994. Since October 2002, Mr. Lieb has been the President and Chief Executive Officer of The Dewey Companies, a residential real estate development firm. Mr. Lieb was our Executive Vice President from 1990 until September 2002. During 2002, Mr. Lieb was a Senior Fellow at the SEI Center for Advanced Studies in Management at the Wharton School of the University of Pennsylvania. Mr. Lieb served as President of our Investment Systems and Services Unit from 1994 until 2001 and was President and Chief Executive Officer of our Insurance Asset Services Division from March 1989 until October 1990. From 1986 to 1989, Mr. Lieb served in various executive positions with SEI. He is a member of the board of directors of OAO Technology Solutions, Inc., a publicly traded technology company. Mr. Lieb also is the Vice Chairman and Assistant Secretary of the Board of Trustees for the Pennsylvania Academy of Fine Arts and a member of the board of directors of the Marine Corps Scholarship Foundation.

Carmen V. Romeo, 60, has been an Executive Vice President since December 1985 and a director since June 1979. Mr. Romeo was our Treasurer and Chief Financial Officer from June 1979 until September 1996. Mr. Romeo also is a member of the boards of trustees of LaSalle University, Philadelphia, PA, and American University of Rome, Rome, Italy.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Our Audit Committee has selected PwC to serve as independent public accountants to examine SEI’s consolidated financial statements for 2004. In accordance with SEI’s past practices, this selection will be presented to the shareholders for ratification at our 2004 Annual Meeting of Shareholders; however, consistent with the requirements of the Sarbanes-Oxley Act of 2002, our Audit Committee has ultimate authority with respect to the selection of SEI’s independent public accountants. If the shareholders do not ratify the appointment of PwC, the selection of independent public accountants may be reconsidered by our Audit Committee. Representatives of PwC are expected to be available at our 2004 Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they so desire.

The following is a summary of the fees billed to SEI by PwC for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002:

Fee Category	2003	2002

Audit Fees (1)	$663,000	$600,911
Audit-Related Fees (2)	193,806	394,261
Tax Fees (3)	225,225	150,534
All Other Fees (4)	100,028	124,503

Total Fees	$1,182,059	$1,270,209

(1)

Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits and interim quarterly reviews of SEI’s consolidated financial statements and other statutory and subsidiary audits.

(2)

Audit-related fees for the year ended December 31, 2003 were for employee benefit plan audits, consultations concerning financial accounting and reporting standards, internal control reviews and other attestation services. Audit-related fees for the year ended December 31, 2002 were largely for internal audit services and foreign mutual fund audits paid for by the Company.

(3)

Tax fees for the years ended December 31, 2003 and 2002, respectively, were for tax compliance, including the review or preparation of tax returns, general tax planning and advice and expatriate tax services.

(4)

All other fees for the years ended December 31, 2003 and 2002, respectively, were for information technology reviews, advice relating to employee benefit plans and miscellaneous foreign consulting. During the year ended December 31, 2003, fees totaling $12,702, or 1.1% of total fees, were paid to PwC, for which the de minimus exception was used.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and regarding pre-approval of the fees for such services. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors to provide these services, as well as certain fee levels for these services. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the pre-approved fee levels.

The affirmative vote of a majority of the votes cast at our 2004 Annual Meeting of Shareholders by the holders of the outstanding Shares is required for the ratification of this appointment.

Our Board of Directors unanimously recommends that the shareholders vote FOR approval of this proposal.

CORPORATE GOVERNANCE

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

Our Board of Directors has determined that each of Ms. Blumenstein, Ms. McCarthy and Mr. Porter, as well as each of our two additional director-nominees, Messrs. Ross and Smith, is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers. In this Proxy Statement, these five directors are referred to individually as an “independent director” and collectively as the “independent directors.”

MEETINGS OF INDEPENDENT DIRECTORS

Our independent directors meet in regularly scheduled executive sessions without management present.

GOVERNANCE PRINCIPLES

The governance principles of our Board of Directors include the charter of our Audit Committee, our Code of Conduct, our Complaint Procedures and Non-Retaliation Policy, and our Code of Ethics for our Senior Financial Officers. Our Audit Committee Charter was amended during 2004 and the current text of our Audit Committee Charter is attached to this Proxy Statement. Various other documents embodying our governance principles, including our Code of Conduct, are published on the Corporate Governance and Integrity section of our website at www.seic.com. Amendments and waivers of our Code of Ethics for our Senior Financial Officers will either be posted on our website or filed with the Securities and Exchange Commission on Form 8-K.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors held seven meetings in 2003. During the year, each director attended at least 75% of the meetings of our Board of Directors and of the committees on which he or she served. While we do not have a specific written policy with regard to attendance of directors at our annual meetings of shareholders, we encourage, but do not mandate, board member attendance at our annual meetings of shareholders, particularly with respect to board members who are up for election at that annual meeting. Six of our seven directors attended our 2003 Annual Meeting of Shareholders. The standing committees of our Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee.

Our Audit Committee held 14 meetings in 2003. The principal functions of the Audit Committee are to assist our Board of Directors in its oversight of the quality and integrity of our financial reporting process, and to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The current members of the Audit Committee are Mr. Porter, Ms. McCarthy and Ms. Blumenstein, each of whom is an independent director. Effective upon his election as a member of our Board of Directors, Mr. Ross, an independent director, will become a member of the Audit Committee. Our Board of Directors has determined that Mr. Ross, upon becoming a member of the Audit Committee, will be an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

Our Compensation Committee held five meetings in 2003. The principal function of the Compensation Committee is to administer our compensation programs, including certain stock plans and bonus and incentive plans, as well as the salaries of senior corporate officers and employment agreements between SEI and senior corporate officers. The current members of the Compensation Committee are Messrs. West, Doran and Porter. Beginning with our 2004 Annual Meeting of Shareholders, it is expected that the Compensation Committee will consist solely of independent directors.

Our Stock Option Committee held four meetings in 2003. The principal function of the Stock Option Committee is to administer our stock option program. The members of the Stock Option

Committee are Mr. Porter, Ms. McCarthy and Ms. Blumenstein, each of whom is an independent director.

NOMINATING PROCESS

Our Board of Directors does not have a nominating committee and, accordingly, has not adopted a nominating committee charter. As established by resolution of our Board of Directors in its approval of our nominating process, nominees for election to our Board of Directors are either selected by a majority of our independent directors or recommended by a majority of our independent directors for selection by our Board of Directors. It is the view of our Board of Directors that this function has been performed effectively by our Board of Directors, and that it is not necessary for us to have a separate nominating committee or charter for this purpose.

Board candidates are considered based on various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our shareholders, and personal integrity and judgment. Directors are also considered based on their diverse backgrounds and on contributions that they can make to SEI, as well as their ability to fill a current board need. In addition, directors must have time available to devote to activities of our Board of Directors and to enhance their knowledge of SEI’s industry. Accordingly, while there is no exact formula, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to SEI.

Our Board of Directors considers recommendations for nominations from a wide variety of sources, including members of our Board of Directors, business contacts, our legal counsel, community leaders and members of our management. Our Board of Directors will also consider shareholder recommendations for director nominees that are received in a timely manner. Subject to compliance with statutory or regulatory requirements, our Board of Directors does not expect that candidates recommended by shareholders will be evaluated in a different manner than other candidates. All such recommendations should be submitted in writing to our Secretary at our principal offices (Oaks, PA 19456-1100) no later than December 25, 2004.

SHAREHOLDER COMMUNICATIONS TO OUR BOARD OF DIRECTORS

Shareholders may send communications to our Board of Directors in writing, addressed to the full Board of Directors, individual directors or a specific committee of our Board of Directors, care of our Secretary, to our principal offices (Oaks, PA 19456-1100). Our Board of Directors relies on our Secretary to forward written questions or comments to the full Board of Directors, named directors or specific committees of our Board of Directors, as appropriate. General comments or inquiries from shareholders are forwarded to the appropriate individual within SEI, as appropriate.

OWNERSHIP OF SHARES

The following table contains information as of March 1, 2004 (except as noted) relating to the beneficial ownership of Shares by our Chief Executive Officer, by each of our six other most highly compensated executive officers, by each of the members of our Board of Directors and our nominees to our Board of Directors, by all members of our Board of Directors (including nominees) and executive officers in the aggregate, and by the holders of 5% or more of the total Shares outstanding. As of March 1, 2004, there were 104,951,821 Shares outstanding. Information as to the number of Shares owned and the nature of ownership has been provided by these persons and is not within the direct knowledge of SEI. Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the Shares listed.

Name of Individual or Identity of Group	Number of Shares Owned	Percent of Class (1)

Alfred P. West, Jr. (2)	21,489,380	20.47%
Thomas W. Smith (3)	7,539,543	7.18%
William M. Doran (4)(5)	4,735,048	4.51%
Carmen V. Romeo (4)(6)	1,98 4,526	*
Edward D. Loughlin (4)	866,266	*
Carl A. Guarino (4)	785,289	*
Dennis J. McGonigle (4)	644,701	*
Richard B. Lieb (4)	634,000	*
Henry H. Porter, Jr. (4)	403,800	*
Wayne M. Withrow (4)	235,975	*
Robert F. Crudup (4)	144,548	*
Kathryn M. McCarthy (4)	75,600	*
Joseph P. Ujobai (4)	41,435	*
Sarah W. Blumenstein (4)	1,744	*
Howard D. Ross	0	*
All executive officers and directors as a group (21 persons) (7)	40,964,391	38.23%
Thomas N. Tryforos (8)	5,598,255	5.33%
Scott J. Vassalluzo (8)	5,590,919	5.33%

* Less than one percent.

(1)

Applicable percentage of ownership is based on 104,951,821 Shares outstanding on March 1, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally means voting or investment power with respect to securities. Shares issuable upon the exercise of stock options that are exercisable currently or within 60 days of March 1, 2004 are deemed outstanding and to be beneficially owned by the person holding such options for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for Shares that are held jointly with a person’s spouse or are subject to applicable community property laws, or as indicated in the footnotes to this table, each shareholder identified in the table possesses sole voting and investment power with respect to all Shares shown as beneficially owned by such shareholder.

(2)

Includes 24,000 Shares held by Mr. West’s wife and 4,939,724 Shares held in trusts for the benefit of Mr. West’s children (the “Children’s Trusts”), of which trusts Mr. West’s wife is a trustee or co-trustee. Also includes 96,000 Shares, together with 48,000 Shares that may be acquired upon exercise of stock options exercisable within 60 days of March 1, 2004, in each case held in a trust for the benefit of Mr. Doran’s children, of which trust Mr. West is a trustee. Also includes 66,692 Shares held in a trust for the benefit of Mr. West’s mother, of which trust Mr. West is a trustee. Mr. West disclaims beneficial ownership of the Shares held in these trusts. Also includes 4,537,500 Shares held by APWest Associates, L.P., a Delaware limited partnership of which Mr. West is the sole general partner, and 123,852 Shares held by the West Family Foundation, of which Mr. West is a director and officer and, accordingly, shares voting and investment power. Mr. West’s address is c/o SEI Investments Company, Oaks, PA 19456-1100. Based on a Schedule 13D Amendment No. 4 filed with the Securities and Exchange Commission by Mr. West on April 16, 2003, and as more fully described therein, on September 16, 2002, Mr. West and his wife, certain of the Children’s Trusts and the West Family Foundation pledged Shares, currently approximately 14,58 3,494 Shares and subject to adjustment, held directly or indirectly by them to JP Morgan Chase Bank and its subsidiaries and affiliates (“JP Morgan”), as security for certain loans, letters of credit or other financial accommodations extended by JP Morgan.

(3)

Includes 6,439,543 Shares (the “Managed Account Shares”) beneficially owned by Mr. Smith in his capacity as investment manager for certain managed accounts (the “Managed Accounts”). Also includes 1,100,000 Shares owned by Mr. Smith for his own account. Mr. Smith shares voting and investment control over 5,590,919 of the Managed Account Shares with Messrs. Thomas N. Tryforos and Scott J.

Vassalluzzo, co-investment managers for certain of the Managed Accounts. The Managed Accounts consist of investment accounts for: (i) three private investment limited partnerships (for which Messrs. Smith, Tryforos and Vassalluzzo are each a general partner), (ii) an employee profit-sharing plan of a corporation wholly-owned by Messrs. Smith, Tryforos and Vassalluzzo (for which each is a trustee), (iii) certain family members of Mr. Smith (including trusts established for the benefit of certain family members of Mr. Smith), (iv) a private charitable foundation established by Mr. Smith (for which Mr. Smith acts as trustee), and (v) a private investment limited partnership (for which Mr. Smith is the general partner). Mr. Smith disclaims beneficial ownership of the Managed Account Shares in excess of his pecuniary interest therein. The business address for Messrs. Smith, Tryforos and Vassalluzzo and each of the Managed Accounts is 325 Railroad Avenue, Greenwich, CT 068 30.

(4)

Includes, with respect to Messrs. Doran, Romeo, Loughlin, Guarino, McGonigle, Lieb, Porter, Withrow, Crudup and Ujobai, and Ms. McCarthy, 51,000, 100,500, 283,500, 283,500, 375,000, 55,500, 123,000, 210,000, 114,500, 34,500 and 75,000 Shares, respectively, that may be acquired upon exercise of stock options that are exercisable within 60 days of March 1, 2004.

(5)

Includes an aggregate of 4,204,030 Shares held in trusts for the benefit of Mr. West’s children, of which trusts Mr. Doran is a co-trustee and, accordingly, shares voting and investment power. Mr. Doran disclaims beneficial ownership of the Shares held in each of these trusts. Also includes 7,200 Shares held by Mr. Doran’s wife and 42,067 Shares held in the William M. Doran 2002 Grantor Retained Annuity Trust, of which trust Mr. Doran is the trustee. Also includes 12,300 Shares held by the Doran Family Foundation, of which Mr. Doran is a director and, accordingly, shares voting and investment power. This amount excludes 4,537,500 Shares held by APWest Associates, L.P., a limited partnership whose limited partner is a trust of which Mr. Doran is a co-trustee.

(6)

Includes an aggregate of 37,400 Shares held in custodian-ship for the benefit of Mr. Romeo’s minor children, of which Mr. Romeo’s brother is a custodian. Mr. Romeo disclaims beneficial ownership of the Shares held in custodianship. Also includes 35,000 Shares held by Mr. Romeo’s wife.

(7)	Includes 2,190,000 Shares that may be acquired upon the exercise of stock options exercisable within 60 days of March 1, 2004.

(8)

As described more fully in footnote 3 above, Thomas N. Tryforos and Scott J. Vassalluzzo share voting and investment authority over 5,590,919 Managed Account Shares beneficially owned by them in their capacity as investment managers for certain Managed Accounts. Messrs. Tryforos and Vassalluzzo each disclaim beneficial ownership of the Managed Account Shares in excess of their pecuniary interest therein. The business address for Messrs. Tryforos and Vassalluzzo and each of the Managed Accounts is 325 Railroad Avenue, Greenwich, CT 068 30.

EXECUTIVE COMPENSATION

The Summary Compensation Table set forth below includes individual compensation information on our Chief Executive Officer and our six other most highly paid executive officers for services rendered in all capacities for the years ended December 31, 2003, 2002 and 2001.

Summary Compensation Table

				Long-Term Compensation Awards

Name & Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Other Annual Compensation		Number of Securities Underlying Options / SARs Granted	All Other Compensation ($) (5)

Alfred P. West, Jr.	2003	310,000	275,000	—		– 0 –	6,000
Chairman of the Board and Chief Executive Officer	2002	310,000	175,000	—		– 0 –	6,000
	2001	310,000	150,000	—		– 0 –	6,800

Edward D. Loughlin	2003	250,000	300,000	—		25,000	6,000
Executive Vice President	2002	250,000	250,000	—		20,000	6,000
	2001	250,000	250,000	—		15,000	6,800

Joseph P. Ujobai	2003	200,000	295,000	313,598	(3)	30,000	6,000
Executive Vice President	2002	200,000	200,000	279,292	(3)	30,000	6,000
	2001	100,000	275,000	236,178	(3)	25,000	6,800

Robert F. Cru dup	2003	200,000	247,500	101,897	(4)	25,000	6,000
Executive Vice President	2002	200,000	240,000	89,877	(4)	25,000	6,000
	2001	140,000	285,000	82,077	(4)	20,000	6,800

Wayne M. Withrow	2003	200,000	245,000	—		30,000	6,000
Executive Vice President	2002	200,000	200,000	—		25,000	6,000
	2001	150,000	250,000	—		25,000	6,800

Dennis J. McGonigle	2003	200,000	245,000	—		25,000	6,000
Executive Vice President and Chief Financial Officer	2003	200,000	200,000	—		20,000	6,000
	2001	200,000	200,000	—		15,000	6,800

Carl A. Guarino	2003	200,000	245,000	—		25,000	6,000
Executive Vice President	2002	200,000	200,000	—		20,000	6,000
	2001	200,000	200,000	—		15,000	6,800

(1)	Compensation deferred at the election of the executive, pursuant to our Capital Accumulation Plan (“CAP”), is included in the year in which such compensation is earned.

(2)	Cash bonuses for services rendered during 2003, 2002 and 2001 have been listed in the year earned, but were actually paid in the following fiscal year.

(3)	Consists of payments made on behalf of Mr. Ujobai for rental housing costs, and automobile and other living expenses for a work assignment overseas.

(4)	Consists of payments made to Mr. Crudup for housing, including mortgage, utilities and other general housing expenses.

(5)	The stated amounts are our matching contributions to the CAP.

We have an employment agreement with Mr. West (which renews annually in May) pursuant to which he is entitled to a certain minimum base salary, a bonus based on our performance, and certain retirement benefits.

The Securities and Exchange Commission’s proxy rules also require disclosure of the range of potential realizable values from stock options granted during the fiscal year ended December 31, 2003 at assumed rates of stock price appreciation through the expiration date of the options, and the value realized from the exercise of options during the fiscal year ended December 31, 2003.

OPTION GRANTS IN  LAST FISCAL YEAR

	Individual Grants

	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price per Share ($/Sh)	Expiration Date	Grant Date Present Value ($) (3)

Alfred P. West, Jr.	– 0 –	– 0 –	N/A	N/A	– 0 –
Edward D. Loughlin	25,000	1.0	$29.56	12/16/2013	$351,500
Joseph P. Ujobai	30,000	1.2	29.56	12/16/2013	421,800
Robert F. Cru dup	25,000	1.0	29.56	12/16/2013	351,500
Wayne M. Withrow	30,000	1.2	29.56	12/16/2013	421,800
Dennis J. McGonigle	25,000	1.0	29.56	12/16/2013	351,500
Carl A. Guarino	25,000	1.0	29.56	12/16/2013	351,500

(1)

All stock options granted to our named executive officers in 2003 were nonqualified options granted on December 16, 2003, with an exercise price per Share equal to the fair market value of our Shares on that date. Fifty percent of these options vest on December 31 of the year in which SEI attains a diluted earnings per share of $2.10 or more, and the remaining fifty percent of these options vest on December 31 of the year in which SEI attains diluted earnings per share of $3.25 or more (based upon audited financial statements); provided that all of these options fully vest on the seventh anniversary from the date of grant.

(2)	Based on the total number of stock options granted to employees in 2003, which was 2,416,150.

(3)	Based on the price determined pursuant to the Black-Scholes stock option pricing model using the following assumptions:

December 13, 2003

Price	$14.06
Risk Free Rate	3.79%
Beta	42.17%
Dividend Yield	0.43%
Exercise Date	7 years

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options Held at Fiscal Year-End (#)		Value of Unexercised, In-the-Money Options at Fiscal Year-End ($) (2)

	Shares Acquired on Exercise (#)	Value Realized ($) (1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Alfred P. West, Jr.	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –	– 0 –
Edward D. Loughlin	530,000	17,245,758	283,500	82,500	7,039,745	124,150
Joseph P. Ujobai	– 0 –	– 0 –	34,500	122,000	477,653	187,440
Robert F. Cru dup	– 0 –	– 0 –	114,500	97,500	2,240,357	129,400
Wayne M. Withrow	18,000	462,420	210,000	120,000	4,478,950	214,350
Dennis J. McGonigle	150,000	3,553,750	375,000	95,000	8,913,125	204,550
Carl A. Guarino	90,000	2,118,750	283,500	82,500	6,814,745	124,150

(1)	Represents the difference between the closing price per Share on the exercise date and the exercise price of the options.

(2)	Represents the difference between the closing price per Share at December 31, 2003 ($30.47) and the exercise price of the options.

DIRECTOR COMPENSATION

Each director who is not an employee of SEI receives $1,800 per meeting attended and an annual retainer of $10,800. The chairman of our Audit Committee receives an additional annual fee of $2,400.

On December 16, 2003, our non-employee directors, Mr. Doran, Mr. Porter, Mr. Lieb, Ms. McCarthy and Ms. Blumenstein, each were granted options under the 1998 Equity Compensation Plan (the “1998 Plan”) to purchase 4,000 Shares at an exercise price of $29.56. These options have a ten-year term. Fifty percent of these options vest on December 31 of the year in which SEI attains a diluted earnings per share of $2.10 or more, and the remaining fifty percent of these options vest on December 31 of the year in which SEI attains diluted earnings per share of $3.25 or more (based upon audited financial statements); provided that all of these options fully vest on the seventh anniversary of the date of grant. Upon his election to our Board of Directors, each of Messrs. Ross and Smith will be granted options under the 1998 Plan to purchase 8,000 Shares at an exercise price equal to the fair market value per Share on the date of grant, with the same vesting provisions described above for our other non-employee directors.

During 2003, Mr. Romeo was an employee of SEI and received compensation of $250,000 for his services as an employee.

Notwithstanding anything to the contrary, the following reports of the compensation committee and the audit committee and the performance graph on page 16 shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that SEI specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee, currently consisting of Mr. West, SEI’s Chairman, Chief Executive Officer and largest shareholder, and Messrs. Doran and Porter, both of whom are non-employee directors, in past years has approved the policies and plans under which compensation is paid or awarded to management employees. Included in this group are management-level employees of all of its business units other than sales employees who are under sales commission compensation plans. Beginning with SEI’s 2004 Annual Meeting of Shareholders, it is expected that the Compensation Committee will consist solely of independent directors.

SEI’s compensation philosophy (which is intended to apply to all members of management, including SEI’s Chairman and Chief Executive Officer), as implemented by the Compensation Committee, is to provide a compensation program for management that results in competitive levels of compensation and that emphasizes incentive plans aligned with attaining SEI’s annual goals and longer-term objectives. SEI believes that this approach enables SEI to attract, retain and reward highly qualified personnel and helps SEI achieve its goals.

The compensation program consists of base salary, bonuses pursuant to an annual incentive plan and grants of stock options (in addition to benefits afforded to all employees, such as healthcare insurance and stock purchase and defined contribution plans).

The discussion below describes the Compensation Committee’s compensation process for 2003 and its plan for 2004.

Base Salaries
The Compensation Committee seeks to recommend base salaries for management employees at levels that are competitive with salaries paid to management with comparable qualifications, experience and responsibilities at companies of comparable size engaged in the same or similar businesses as SEI. Since 1992, the Compensation Committee has minimized base salary increases. The Compensation Committee expects to recommend some base salary increases in 2004, but intends that incentive compensation will continue to be a substantial portion of overall compensation. Base salaries may also be adjusted for individuals to reflect competitive job market conditions or if an employee is promoted or given increased responsibilities.

Incentive Bonuses
During the first quarter of each year, the Compensation Committee reviews target performance goals that are developed by SEI’s Chief Executive Officer and senior management of each business unit of SEI. The Compensation Committee uses these to set threshold and target performance goals for purposes of the incentive compensation plan. Goals are established at the corporate level and also at the business-unit levels. Bonus pools for achieving targets are established for business units and for senior management (including SEI’s Chief Executive Officer). Each individual then is assigned a target compensation award. For 2003, this award was based on two indices: a corporate goal index and a unit goal index. There is an accelerator for performance that exceeds either the corporate or unit goals, as well as a decelerator for performance that falls short of goals. Although sales compensation continues to be based in part on a standard revenue payout, also incorporated in the computation of sales compensation are a corporate-goal index and a unit-goal index, with dampened accelerators and decelerators.

During December of each year, the Compensation Committee reviews SEI’s actual performance as compared to the threshold and target goals and determines the total amount of bonuses for the year, including the bonus to be paid to SEI’s Chief Executive Officer. In addition, the size of the final bonus pools may be adjusted for nonfinancial achievements, changes in the business units or other organizational changes during the year. The amount of the bonus to be paid to each member of senior management (other than SEI’s Chief Executive Officer) reflects, in addition to SEI’s overall performance, the performance of the individual’s business unit and any individual achievements during the year, as well as internal and client evaluations. The amount of the bonus to be paid to SEI’s Chief Executive Officer is determined by the non-employee members of the Compensation Committee based on SEI’s achievement of profitability and revenue growth goals and strategic organizational goals. In each case, the incentive compensation plan determines the starting point for these bonuses and, in most cases, reflects the amount of bonus ultimately awarded.

SEI achieved approximately 90% of its corporate earnings per share goal for 2002 but because of decelerators tied to corporate goals and the fact that not all business units achieved their targets, the incentive compensation payments for 2002 were 55% of the 2002 target amounts for most business units with the exception of four small business units in the Global segment which received higher percentages and the senior management team which received bonuses at the rate of 45%. In 2003, SEI achieved in excess of 94% of its corporate earnings per share goal. Because of corporate decelerators tied to corporate goals for 2003, the Compensation Committee recommended incentive compensation payments at 60% of target amounts for most business units with the exception of three smaller business units that fully achieved their unit goals and were given percentages of 70% to 87%, and the senior management team (which includes Mr. West) that received bonuses at the rate of 55% of target amounts. These recommendations were approved by the full Board of Directors, including all of the independent directors. The total of incentive compensation paid for 2003 was approximately $3.3 million higher than in 2002; and the total of both incentive and sales compensation paid for 2003 was approximately $5.2 million higher than in 2002.

For 2004, the Compensation Committee again recommended an incentive compensation plan based on assigning each employee an individual target compensation award. The actual award is then based on the achievement of (1) the corporate goal and (2) the employee’s business unit goals. The Compensation Committee believes that the establishment of individual target awards and objective measurement standards gives employees more predictability as to the incentive compensation to be achieved.

Stock Options
Prior to 1992, SEI’s philosophy was to grant stock options to senior management as an additional form of compensation for services rendered. In accordance with this philosophy, senior management normally would receive option grants each year, except for Mr. West, who has never received stock option grants from SEI. The Compensation Committee makes general recommendations regarding the use of stock options in compensating employees. However, SEI’s Board of Directors has a Stock Option Committee whose principal function is to administer SEI’s equity compensation plans. The Stock Option Committee met four times in 2003.

Stock option grants are viewed by the Compensation Committee as an important means of aligning the interests of management and employees with the interests of shareholders. At the end of 1997, SEI implemented changes in its stock option plans and related plans for the purpose of encouraging long-term stock ownership by employees and to tie the vesting of stock options to SEI’s financial performance. Beginning with stock options granted at the end of 1997, the stock options vest at a rate of 50% when a specified earnings per share target is achieved, and the remaining 50% when a second, higher specified earnings per share target is achieved. In any event, the options fully vest after seven years. For 2003, the Compensation Committee recommended increasing the number of employees eligible for year-end stock options. Options were granted to 593 employees in December 2003, compared to 572 employees in 2002.

Application of Section 162(m)
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the tax deductibility by a “public company” of compensation in excess of $1 million paid to certain of its executive officers, except to the extent that any excess compensation is “performance-based compensation within the meaning of the Code and the regulations promulgated thereunder.” In connection with the above-discussed awards and payments, the Compensation Committee considered the deductibility of compensation under Section 162(m) of the Code and it is the Compensation Committee’s intention to structure executive compensation to minimize the application of the deduction limitations of Section 162(m) insofar as consistent with the Compensation Committee’s overall compensation objectives.

Compensation Committee:
          Alfred P. West, Jr.
          William M. Doran
          Henry H. Porter, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee are Mr. West, Mr. Doran and Mr. Porter. Mr. West is our Chairman, Chief Executive Officer and largest shareholder.

Mr. Doran is a trustee of approximately eleven mutual funds or trusts administered or sponsored by SEI. During 2003, he received trustee fees of $157,000 for serving as a trustee on the boards of those trusts. Beginning in January 2004, Mr. Doran will also receive a $10,000 monthly consulting fee from SEI for serving as a director of certain of SEI’s subsidiaries and providing various other legal and strategic consulting services. Mr. Doran was a partner in the law firm of Morgan, Lewis & Bockius LLP, which performs services for SEI, until he retired from the firm in October 2003. SEI intends to retain the services of this firm in 2004.

Audit Committee Report
The Audit Committee of SEI’s Board of Directors currently is composed of three independent directors and operates under a written charter adopted by SEI’s Board of Directors that complies with the rules adopted by the Nasdaq National Market. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. The members of the Audit Committee are Mr. Porter (Chair), Ms. McCarthy and Ms. Blumenstein.

The role of the Audit Committee is to assist our Board of Directors in its oversight of the quality and integrity of SEI’s financial reporting process. The Audit Committee also has sole authority, among other things, to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the SEI’s independent auditors. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. SEI’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee met 14 times in 2003 and held discussions with management and the independent auditors. Management represented to the Audit Committee that SEI’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These discussions have included a review as to the quality, not just the acceptability, of SEI’s accounting principles.

SEI’s independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditing firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that SEI’s Board of Directors include the audited consolidated financial statements in SEI’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Audit Committee:
Henry H. Porter, Jr. (Chair)
Kathryn M. McCarthy
Sarah W. Blumenstein

STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph below compares the yearly percentage change in the cumulative total return (based upon changes in share prices) of our Common Stock against the Nasdaq National Market System (“Nasdaq Market Index”) and a peer industry group that consists of software and data processing companies (40%) and financial and fund management companies (60%). The percentage allocation for each industry group is based on the approximate percentage of our revenue attributable to each line of business during the fiscal year ended December 31, 2003. The graph assumes a $100 investment on January 1, 1998 and the reinvestment of all dividends.

Comparison of Cumulative Total Return of SEI, Industry Index, and Nasdaq Market Index

Assumes $100 Invested on January 1, 1998
Assumes Dividend Reinvested
Fiscal Year Ending December 31, 2003

OTHER MATTERS

As of the date of this Proxy Statement, management knows of no other matters to be presented for action at our 2004 Annual Meeting of Shareholders. However, if any further business should properly come before our 2004 Annual Meeting of Shareholders, the persons named as proxies in the accompanying proxy card will vote on such business in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock and any other equity securities with the Securities and Exchange Commission and the NASD. Our executive officers and directors and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, or written representations from certain reporting persons that no such Forms were required to be filed by such persons, we believe that all of our executive officers and directors and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements applicable to them during 2003, except as follows: Mr. West failed to timely file a Form 4 to report seven sale transactions made by a trust for the benefit of Mr. West’s mother, of which trust Mr. West serves as trustee; Ms. Blumenstein failed to report in a Form 3 certain stock options she received upon becoming a director of SEI in May 2001; and Mr. Ujobai failed to timely report on his Form 5 for 2003 certain shares purchased through our employee stock purchase plan.

Solicitation of Proxies
The accompanying proxy card is solicited on behalf of our Board of Directors. Following the original mailing of the proxy materials, proxies may be solicited personally by our officers and employees, who will not receive additional compensation for these services. We will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of Shares.

Proposals of Shareholders
Proposals that shareholders intend to present at our next annual meeting of shareholders must be received by our Secretary at our principal offices (Oaks, PA 19456-1100) no later than December 25, 2004.

ADDITIONAL INFORMATION

We will provide without charge to any person from whom a proxy is solicited by our Board of Directors, upon the written request of such person, a copy of our 2003 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended. Any such requests should be directed to Murray A. Louis, Vice President, at the Company’s principal offices at Oaks, PA 19456-1100, telephone number (610) 676-1000.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SEI INVESTMENTS

I.       PURPOSE

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SEI Investments Company (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

A.

To assist the Board in its oversight of (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and (2) the Company’s compliance with legal and regulatory requirements; and (3) the performance of the Company’s internal audit function.

B.

To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.	To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits, to independently verify management’s representations, or to determine that the Company’s financial statements are complete and accurate, prepared in accordance with generally accepted accounting principles (“GAAP”), or fairly present the financial condition, results of operations, and cash flows of the Company in accordance with GAAP. These are the responsibilities of management, and the independent auditors are responsible for planning and carrying out proper audits and reviews of the Company’s financial statements. The Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, or that the Company’s independent auditors are in fact “independent.”

II .	MEMBERSHIP

A.

The Committee shall be composed of at least three directors, each of whom must be independent. A director shall qualify as independent if the Board has affirmatively determined that the director is independent. In addition, members of the Committee must also satisfy the following additional requirements in order to be independent:

1.	No Committee member or immediate family member of such Committee member may be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC;

2.

No Committee member shall accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee; and

3.

No Committee member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company (exclusive of former subsidiaries that are no longer subsidiaries of the Company) during the past three years.

B.

All members of the Committee must be able to read and understand fundamental financial statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior official with financial oversight responsibilities in accounting or related financial management expertise. To the extent possible, such member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

C.

The members of the Committee shall be nominated by the independent directors of the full Board and appointed by a majority of the Board for one-year terms or until their successors are duly appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The independent directors of the full Board shall recommend, and the Board shall designate, one member of the Committee to serve as Chairperson.

D.

Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

III.	MEETINGS, PROCEDURES AND FUNDING

A.

The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event less than four times per year. A majority of the members of the Committee shall constitute a quorum.

B.

The Committee shall meet with the independent auditors, the senior personnel performing the Company’s internal audit function and management in separate meetings, as often as it deems necessary and appropriate in its judgment.

C.	The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

D.

The Committee may request that any directors, officers, or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting to provide such information as the Committee requests.

E.	The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

F.	The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

G.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

H.

The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

I.	The Committee shall have the authority to obtain advice and assistance from internal and external legal, accounting and other advisors.

J.

The Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any legal, accounting or other advisors and to provide for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV.	DUTIES AND RESPONSIBILITIES

A.	Financial Reporting Process
1.

The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other significant financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles (including any significant changes in the Company’s selection or application of accounting principles), critical accounting estimates, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2.	The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.	The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

4.	The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

B.	Risks and Control Environment
1.

The Committee shall discuss periodically with management the Company’s policies and guidelines regarding risk assessment and risk management, as well as the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

2.

The Committee shall review periodically the Company’s Code of Ethics for Senior Financial Officers, and shall have the sole authority to grant waivers of the Company’s Code of Ethics for Senior Financial Officers.

3.

The Committee shall meet periodically with the senior personnel performing the internal audit function, the general counsel’s office and the independent auditors to review the Company’s policies and procedures regarding disclosures that may affect the financial statements and compliance with applicable laws and regulations and the Company’s Code of Conduct.

4.

The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and the safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

C.	Independent Auditors
1.

The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2.

The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of lawfully permitted non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

3.

Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4.

The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues; and (iii) (in order to assess the firm’s independence) all relationships between the firm and the Company.

5.

The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.

The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, any disagreements with management, and any other matters required to be brought to the attention of the Committee under auditing standards (such as Statement on Auditing Standards No. 61). The Committee shall resolve any disagreements between the independent auditors and management.

7.

The Committee shall take appropriate action to oversee the independence of the independent auditor. In this regard, the Committee shall ensure its receipt from the independent auditors of a formal written statement, consistent with Independence Standard Board Standards No. 1, delineating all relationships between the independent auditor and the Company, and shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

8.

After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence, including considering whether the independent auditors’ quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead partner. In making its evaluation, the Committee shall take into account the opinions of management and the senior personnel performing the Company’s internal audit function. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

9.	The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

D.	Internal Audit Function
1.	The Committee shall oversee the activities, organizational structure, and qualifications of the persons performing the internal audit function.

2.	The Committee shall review and approve the appointment and replacement of the senior personnel performing the internal audit function.

3.	The Committee shall review and approve the annual internal audit plan of the personnel performing the internal audit function.

4.	The Committee shall discuss with the personnel performing the internal audit function any changes to, and the implementation of, the internal audit plan and discuss the results of the internal audits.

5.	The Committee shall review any significant reports to management prepared by the internal audit department and the adequacy of management’s responses.

E.	Evaluations and Reports
1.

The Committee shall annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting its review and assessment, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2.

The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the Company’s internal audit department and the effectiveness of the Company’s disclosure controls and procedures.

F.	Other Matters
1.	The Committee shall establish procedures for the ongoing review and approval of all related-party transactions involving executive officers and directors.

2.

The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

4.	The Committee shall maintain free and open communication with the Board, management, the internal auditors and the independent auditors.

5.

The Committee shall perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board may deem necessary or appropriate.

SEI INVESTMENTS

CANADA     CAYMAN ISLANDS     FRANCE     HONG KONG     IRELAND     MEXICO

SOUTH AFRICA     SOUTH KOREA     UNITED KINGDOM     UNITED STATES

SEI INVESTMENTS
1 FREEDOM VALLEY DRIVE
P.O. BOX 1099
OAKS, PA 19456-1100

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to SEI Investments Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SEIIN1

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SEI INVESTMENTS COMPANY

This proxy is being solicited on behalf of the Board of Directors of SEI Investments Company. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Vote on Directors

1. Election of Directors
   NOMINEES (CLASS WITH TERM EXPIRING 2007):
   01) Alfred P. West, Jr. 03) Howard D. Ross
   02) William M. Doran
   NOMINEES (CLASS WITH TERM EXPIRING 2006):
   04) Thomas W. Smith

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

____

Vote on Proposals

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as SEI Investments Company's independent public accountants for 2004.	☐	☐	☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Receipt of notice of said meeting and the proxy statement of SEI Investments Company accompanying the same is hereby acknowledged.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY **SEI INVESTMENTS COMPANY** **PROXY**

The undersigned shareholder of SEI Investments Company (the "Company") hereby appoints John C. Munch and Lydia A. Gavalis, or either of them (with full power to act alone in the absence of the other and with full power of substitution in each), the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and to vote as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned at the close of business on April 1, 2004, at the Annual Meeting of Shareholders to be held on May 25, 2004, and at any adjournments thereof.

Comments: ____

____

____

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)